[Letterhead of Skadden, Arps, Slate, Meagher & Flom LLP]
December 1, 2017
Securities and Exchange Commission 100 F Street, NE Washington, DC 20549
RE:	Guggenheim Strategic Opportunities Fund N-2 Filing

Ladies and Gentlemen:
On behalf of Guggenheim Strategic Opportunities Fund (the “Fund”), we are enclosing herewith for filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the General Rules and Regulations of the Securities and Exchange Commission (the "Commission")  thereunder, one electronically signed Registration Statement on Form N-2 (the “Registration Statement”).
The Registration Statement relates to the offering of the Fund’s common shares, including pursuant to rights to subscribe for the Fund’s common shares, on a delayed or continuous basis in reliance on Rule 415 under the Securities Act.
The Registration Statement is being filed as a replacement shelf registration statement to the Fund’s current registration statement (File Nos. 333-213453 and 811-21982) (the “Prior Registration Statement”) in accordance with Rule 415(a)(5) and Rule 415(a)(6).

A registration fee of $31,125 has been transmitted prior to filing.

On behalf of the Fund, we hereby request selective review of the Registration Statement in accordance with SEC Release No. 33-6510 (February 15, 1984). The disclosure included in the Registration Statement is identical to that included in the Prior Registration Statement, other than certain non-material changes.
If you have any questions or require any further information with respect to this filing, please call me at (312) 407-0641.
Very truly yours,

/s/ Kevin T. Hardy
Kevin T. Hardy

Enclosure